                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-3657

                      SCUDDER STATE TAX-FREE INCOME SERIES
                      ------------------------------------
               (Exact Name of Registrant as Specified in Charter)

               222 South Riverside Plaza, Chicago, Illinois 60606
              ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        8/31

Date of reporting period:       8/31/04

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder California Tax-Free Income Fund

Annual Report to Shareholders

August 31, 2004

Contents

<Click Here> Performance Summary

<Click Here> Information About Your Fund's Expenses

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Registered Public Accounting Firm

<Click Here> Tax Information

<Click Here> Trustees and Officers

<Click Here> Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Additionally, this fund is nondiversified and can take larger positions in fewer issuers, increasing its overall potential risk. A portion of the fund's returns may be subject to federal, state, local and alternative minimum tax. Finally, insurance pertains to the timely payment of principal and interest by the issuer of the underlying securities, and not to the value of the fund's shares. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary August 31, 2004

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

Returns and rankings for the 5- and 10- year periods shown for Class A shares and during all periods shown for Class B and Class C reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 8/31/04
Scudder California Tax-Free Income Fund	1-Year	3-Year	5-Year	10-Year
Class A	6.59%	4.40%	6.05%	5.94%
Class B	5.94%	3.59%	5.22%	5.09%
Class C	5.82%	3.50%	5.19%	4.96%
Lehman Brothers Municipal Bond Index+	7.11%	5.48%	6.67%	6.56%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 8/31/04	$ 7.57	$ 7.58	$ 7.52
8/31/03	$ 7.42	$ 7.43	$ 7.37
Distribution Information: Twelve Months: Income Dividends as of 8/31/04	$ .33	$ .28	$ .27
August Income Dividend	$ .0274	$ .0232	$ .0228
SEC 30-day Yield++ as of 8/31/04	3.39%	2.32%	2.90%
Tax Equivalent Yield++ as of 8/31/04	5.75%	3.94%	4.92%
Current Annualized Distribution Rate (based on Net Asset Value)++ as of 8/31/04	4.26%	3.60%	3.57%

++ Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on August 31, 2004. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended August 31, 2004, divided by the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 1.73% and 2.24% for Class B and C shares, respectively, had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 41.05% (combined California state and federal income tax rate). Yields and distribution rates are historical and will fluctuate.
Class A Lipper Rankings - California Municipal Debt Funds Category as of 8/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	79	of	128	62
3-Year	45	of	110	41
5-Year	27	of	98	26
10-Year	25	of	61	41

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder California Tax-Free Income Fund - Class A [] Lehman Brothers Municipal Bond Index+

Yearly periods ended August 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.5%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 8/31/04
Scudder California Tax-Free Income Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,179	$10,868	$12,810	$17,000
	Average annual total return	1.79%	2.81%	5.08%	5.45%
Class B	Growth of $10,000	$10,294	$10,916	$12,799	$16,434
	Average annual total return	2.94%	2.96%	5.06%	5.09%
Class C	Growth of $10,000	$10,582	$11,087	$12,878	$16,226
	Average annual total return	5.82%	3.50%	5.19%	4.96%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$10,711	$11,736	$13,809	$18,871
	Average annual total return	7.11%	5.48%	6.67%	6.56%

The growth of $10,000 is cumulative.

+ The unmanaged Lehman Brothers Municipal Bond Index is a market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S is not available to new investors.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit myScudder.com for the product's most recent month-end performance.

Returns and rankings during Life of Class period shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Average Annual Total Returns as of 8/31/04
Scudder California Tax-Free Income Fund	1-Year	3-Year	Life of Class*
Class S	6.81%	4.55%	5.78%
Lehman Brothers Municipal Bond Index+	7.11%	5.48%	6.22%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* On June 18, 2001, the Fund commenced Class S shares. Index returns begin June 30, 2001.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 8/31/04	$ 7.56
8/31/03	$ 7.42
Distribution Information: Twelve Months: Income Dividends as of 8/31/04	$ .36
August Income Dividend	$ .0292
SEC 30-day Yield++ as of 8/31/04	3.66%
Tax Equivalent Yield++ as of 8/31/04	6.21%
Current Annualized Distribution Rate++ as of 8/31/04	4.55%

++ Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on August 31, 2004. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended August 31, 2004, divided by the maximum offering price per share on the last business day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 41.05% (combined California state and federal income tax rate). Yields and distribution rates are historical and will fluctuate.

Class S Lipper Rankings - California Municipal Debt Funds Category as of 8/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	71	of	128	56
3-Year	31	of	110	28

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder California Tax-Free Income Fund - Class S [] Lehman Brothers Municipal Bond Index+

Comparative Results as of 8/31/04
Scudder California Tax-Free Income Fund		1-Year	3-Year	Life of Class*
Class S	Growth of $10,000	$10,681	$11,429	$11,978
	Average annual total return	6.81%	4.55%	5.78%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$10,711	$11,736	$12,106
	Average annual total return	7.11%	5.48%	6.22%

The growth of $10,000 is cumulative.

* On June 18, 2001, the Fund commenced Class S shares. Index returns begin June 30, 2001.
+ The unmanaged Lehman Brothers Municipal Bond Index is a market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following table is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher for Class B and C shares. The table is based on an investment of $1,000 made at the beginning of the six-month period ended August 31, 2004.

The table illustrates your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2004
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 2/29/04	$ 1,000	$ 1,000	$ 1,000	$ 1,000
Ending Account Value 8/31/04	$ 1,000	$ 998	$ 996	$ 1,001
Expenses Paid per $1,000*	$ 3.88	$ 7.45	$ 7.68	$ 3.00
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 2/29/04	$ 1,000	$ 1,000	$ 1,000	$ 1,000
Ending Account Value 8/31/04	$ 1,021	$ 1,018	$ 1,018	$ 1,022
Expenses Paid per $1,000*	$ 3.92	$ 7.53	$ 7.77	$ 3.03

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S
Scudder California Tax-Free Income Fund	.77%	1.48%	1.53%	.59%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Scudder California Tax-Free Income Fund:
A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder California Tax-Free Income Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Philip G. Condon

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1983 and the fund in 2000.

• Over 28 years of investment industry experience.

• MBA, University of Massachusetts at Amherst.

Eleanor R. Brennan, CFA

Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1995 and the fund in 1999.

• Over 18 years of investment industry experience.

• MS, Drexel University.

Matthew J. Caggiano, CFA

Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1989 and the fund in 1999.

• 14 years of investment industry experience.

• MS, Boston College.

Philip G. Condon and Eleanor R. Brennan serve as co-lead portfolio managers of Scudder California Tax-Free Income Fund. Matthew J. Caggiano is a portfolio manager. In the following interview, Scudder's municipal bond team discusses the fund's performance and the recent market environment for municipal bonds.

Q: Will you describe the performance of the municipal bond market during the annual period ended August 31, 2004?

A: In the period, the municipal bond market, as well as the overall bond market, delivered strong results. The municipal bond market, as measured by the Lehman Brothers Municipal Bond Index, rose to 7.11% for the 12-month period ended August 31, 2004.1 The broad bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned 6.13% for the same period.2 Of course, past performance is no guarantee of future results.

1 The unmanaged Lehman Brothers Municipal Bond Index is a market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
2 The Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Municipal bond supply was lower in the annual period ended August 31, 2004, vs. the same period a year earlier. Supply became somewhat less abundant toward the final months of 2003 and continuing into early 2004, as states had already completed much of the refinancing and new issuance that they needed to make up for revenue shortfalls and refinance old debt at lower rates. Because of concerns about an imminent rise in interest rates, municipal bond demand was low among mutual fund investors. However, demand from institutional investors was strong. This combination of falling supply and solid demand helped municipal bonds outperform many taxable alternatives.

Supply and demand factors are important because they are one way a bond's price can be driven higher or lower. High demand or low supply can cause a bond's price to rise, while lessened demand or a flood of supply can cause a bond's price to decline. A bond's yield moves in the opposite direction from its price.

In the period, the Federal Reserve Board increased the federal funds rate, the benchmark for market interest rates, to 1.50% in two increments of 0.25%. However, slowing economic growth and rising oil prices helped keep yields in the bond market from rising as much as investors anticipated or in some cases caused yields to decline. (A rise in interest rates causes the price of a bond in the market to fall, which would make bonds a less attractive security to own.) Throughout the period, the Fed also stated that it believed that inflation would likely remain in check for some time, which also soothed investors' worries.

Overall, the municipal bond yield curve flattened during the period.3 Specifically, for maturities between 2 years and 10 years the municipal bond yield curve flattened, with the yields on one-, two- and three-year maturities rising and the yields on five- and 10-year maturities declining. The municipal bond yield curve between 15 and 30-year maturities steepened. (See the graph on the next page for municipal bond yield changes from the beginning to the end of the period.)

3 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.
Municipal bond yield curve (as of 8/31/03 and 8/31/04)

Maturity

Source: Municipal Market Data

Q: How did Scudder California Tax-Free Income Fund perform for the annual period ended August 31, 2004?

A: Scudder California Tax-Free Income Fund posted strong absolute results in the period. The fund returned 6.59% (Class A shares, unadjusted for sales charges, which, if included, would have reduced performance) compared to 7.11% returned by its benchmark, the unmanaged Lehman Brothers Municipal Bond Index. The fund lagged its average peer in the Lipper California Debt Funds category, which rose to 7.04%.4 (Please see pages 3 through 7 for the performance of other share classes and more complete performance information.)

4 The Lipper California Debt Funds category is comprised of funds that limit their assets to those securities that are exempt from taxation in California. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Lipper California Debt Funds category.

Q: Will you explain your views on California's municipal bond market during the period?

A: The fiscal health of California and its bonds improved over the period. The state's credit rating was upgraded by both Standard & Poor's Corporation and Moody's Investors Service, Inc. The state is currently rated A by Standard & Poor's and A3 by Moody's.

Early in the period, the state's government was caught on uneven ground as a result of its historic recall election in October 2003, during which voters removed Governor Gray Davis from office and replaced him with Governor Arnold Schwarzenegger. The state's finances were dealt a blow in November when Governor Schwarzenegger repealed the statewide "car tax," which would have tripled the car and truck taxes charged to residents.

However, the state's finances began to improve later in the fund's fiscal period. At the beginning of the second calendar quarter, the state sold $1.8 billion in general obligation bonds, which was well received by the market. Following that issue was the largest single municipal bond issue ever, a $7.9 billion California Economic Recovery bond deal, which drew strong demand. Although this new issuance has helped relieve the state's financial pressures in the short term, we believe fiscal challenges remain over the long term.

Q: How was the fund positioned, and how did this positioning contribute to its performance?

A: For the period, our overweight in California general obligation bonds aided results, as these bonds outperformed the overall municipal bond market. As California's finances improved and new bond issuance made up for revenue shortfalls, yield spreads on California's general obligation bonds narrowed, which meant that their prices generally rose, leading to gains for the fund.5

5 The yield spread is the difference in yield between non-Treasury fixed-income securities, such as corporate bonds or asset-backed securities, and Treasury bonds of comparable maturity. If yield spreads are "narrow," for example, it typically means that yields have been declining, or "tightening," and prices rising, compared with Treasury bonds of similar maturity. If yield spreads are "wide," it usually means that yields have been rising, and prices falling, in relation to the equivalent Treasury issue.

Our stake in noncallable zero-coupon bonds also boosted returns.6 Some municipal bonds, just like a home mortgage, can be paid off early, or "called." When lending rates go down, many municipal borrowers pay off their loans so they can borrow at the lower rates. If you own the bond, your bond gets paid off early. Reinvesting the proceeds usually means buying other municipal bonds at the lower rates. Owning noncallable bonds helped minimize this risk.

6 Zero-coupon bonds are a type of US Treasury bond. They are issued by the federal government and sold at a considerable discount to their face value at maturity, which is guaranteed. This means that investors can purchase the bond at a fraction of what it will be worth on a future date. The trade-off, so to speak, is that the bondholders receive no coupon, or periodic interest payments, as they would with most other types of bonds. More important, should a bondholder choose to redeem that investment prior to maturity, he or she would forfeit not only the opportunity to receive the bond's full face value but the guarantee of the original investment as well. Zero-coupon bonds can be volatile. Their principal value - the original dollar amount invested by a bondholder - tends to fluctuate with interest rates. Therefore, the bondholder's original investment may be worth more or less at the time of early redemption.

One reason for the fund's weaker relative results is its more defensive positioning in terms of the coupon, duration and credit quality of the bonds we chose. Overall, we held bonds with shorter maturities and slightly higher credit quality, which did not perform as well on a relative basis during the period. Lower-quality bonds tended to outperform higher-quality bonds, as lower-quality bonds generally delivered higher yields, which were in demand given the low-interest-rate environment during the period. However, we believe that over the long term this positioning will help the fund deliver attractive overall results. We continue to believe that tax-free bonds are attractive on an after-tax basis vs. US Treasuries and other taxable bonds with similar maturities.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary August 31, 2004

Portfolio Composition	8/31/04	8/31/03

Revenue Bonds	69%	60%
General Obligation Bonds	22%	30%
US Government Secured	9%	10%
	100%	100%

Quality	8/31/04	8/31/03

AAA	70%	70%
AA	4%	3%
A	18%	6%
BBB	4%	15%
Not Rated	4%	6%
	100%	100%

Effective Maturity	8/31/04	8/31/03

1-10 years	61%	60%
11-20 years	35%	35%
21+ years	4%	5%
	100%	100%

Interest Rate Sensitivity	8/31/04	8/31/03

Average Maturity	9.7 years	10.1 years
Duration	6.4 years	6.6 years

Portfolio composition, quality, effective maturity and interest rate sensitivity are subject to change.

For more complete details about the fund's investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of August 31, 2004

	Principal Amount ($)	Value ($)

Municipal Investments 100.0%
California 85.7%
ABAG Finance Authority, Stanford Health Systems, ETM, 6.0%, 11/1/2007 (c)	605,000	680,885
Anaheim, CA, Other (GO) Lease, Public Financing Authority, Public Improvements Project:
Series C, Zero Coupon, 9/1/2017 (c)	1,455,000	804,018
Series C, Zero Coupon, 9/1/2018 (c)	1,000,000	520,770
Series C, 6.0%, 9/1/2014 (c)	1,000,000	1,191,530
Series C, 6.0%, 9/1/2016 (c)	1,000,000	1,204,420
Series A, 6.0%, 9/1/2024 (c)	3,500,000	4,173,120
Benicia, CA, School District GO, Unified School District:
Series A, Zero Coupon, 8/1/2017 (c)	1,735,000	969,726
Series A, Zero Coupon, 8/1/2018 (c)	1,510,000	795,891
Beverly Hills, CA, School District GO, Unified School District:
Series A, 5.375%, 8/1/2019	1,000,000	1,107,210
Series A, 5.375%, 8/1/2021	1,230,000	1,336,358
Big Bear Lake, CA, Water & Sewer Revenue, Inverse Floater:
Rites-PA 597B, Series A, 144A, 10.442%**, 4/1/2022 (c)	6,750,000	9,532,552
Rites-PA 597B, Series B, 144A, 10.459%**, 4/1/2015 (c)	1,700,000	2,313,479
Burbank, CA, School District GO, Unified School District, Series B, Zero Coupon, 8/1/2014 (c)	3,000,000	1,990,260
Cabrillo, CA, County (GO) Lease, Unified School District, Series A, Zero Coupon, 8/1/2019 (c)	4,000,000	1,984,400
California, Economic Recovery, Inverse Floater, Series PA-1262, 144A, 5.0%**, 1/1/2012	7,650,000	9,269,735
California, Electric Revenue, Department of Water Resources and Power Supply:
Series A, 5.375%, 5/1/2021	2,000,000	2,146,580
Series A, 5.375%, 5/1/2022	20,000,000	21,331,800
Series A, 5.875%, 5/1/2016	10,500,000	11,970,210
California, Electric Revenue, Department Water Supply, Inverse Floater, Series 309, 144A, 9.378%**, 5/1/2018 (c)	7,500,000	9,038,475
California, Electric Revenue, Efficiency Financing Authority, 5.5%, 4/1/2017 (c)	1,285,000	1,403,914
California, Metropolitan Water District, Waterworks Revenue, Series A, ETM, 5.75%, 7/1/2021	880,000	1,016,743
California, General Obligation, 5.125%, 4/1/2024	7,400,000	7,695,186
California, Higher Education Revenue, 5.25%, 11/1/2019 (b) (c)	3,500,000	3,824,275
California, Higher Education Revenue, Educational Facilities Authority, University of San Diego, Zero Coupon, 10/1/2014 (c)	1,470,000	968,333
California, Higher Education Revenue, Educational Facilities Authority, University of San Francisco, 6.0%, 10/1/2016 (c)	6,640,000	7,282,818
California, Hospital & Healthcare Revenue, Communities Development Authority, 6.5%, 8/1/2012	18,725,000	21,199,134
California, Hospital & Healthcare Revenue, Health Facilities Finance Authority:
Series A, Zero Coupon, 10/1/2012 (c)	4,900,000	3,589,348
Series A, 6.7%, 3/1/2011	195,000	195,501
California, Hospital & Healthcare Revenue, Statewide Community Development Authority, 6.0%, 6/1/2010 (c)	1,000,000	1,155,880
California, Housing Finance Agency Revenue, AMT, Series G, 5.7%, 2/1/2007 (c)	500,000	522,070
California, Multi Family Housing Revenue, Housing Finance Agency, Series A-II, 7.35%, 8/1/2005	495,000	506,741
California, Public Works Board, Lease Revenue, Department of Mental Health, Series A, 5.5%, 6/1/2022	2,600,000	2,785,172
California, Resource Recovery Revenue, Tobacco Securitization Authority, Series A, 5.375%, 6/1/2041	5,000,000	3,803,250
California, Senior Care Revenue, Statewide Community Development Authority, ETM, 5.6%, 11/15/2013	4,750,000	5,368,070
California, Senior Care Revenue, Statewide Community Development Authority, California Lutheran Homes, ETM, 5.5%, 11/15/2008	1,500,000	1,626,495
California, Single Family Housing Revenue, Housing Finance Agency, AMT:
Series G, 5.8%, 2/1/2008 (c)	1,330,000	1,384,743
Series G, 5.9%, 2/1/2009 (c)	200,000	207,762
California, Single Family Housing Revenue, Mortgage Finance Authority, AMT, Series B, 7.3%, 6/1/2031	220,000	231,466
California, Special Assessment Revenue, Golden State TOB Securitization Corp.:
Series B, 5.5%, 6/1/2043	9,950,000	10,223,725
Series B, 5.625%, 6/1/2038	13,655,000	14,140,162
Series 2003-A-1, 6.75%, 6/1/2039	16,750,000	15,659,575
California, State Agency (GO) Lease, Public Works Board, Department of Corrections:
Series A-2, 7.4%, 9/1/2010	3,365,000	4,097,762
Series A, 7.4%, 9/1/2010 (c)	1,000,000	1,237,670
California, State Agency (REV) Lease, Public Works Bond, Regents University, Series A, 5.25%, 6/1/2014 (c)	2,575,000	2,901,510
California, State GO:
5.0%, 2/1/2013	1,250,000	1,360,275
5.25%, 12/1/2019	5,000,000	5,381,500
5.25%, 2/1/2020	10,000,000	10,731,600
5.25%, 2/1/2021	5,000,000	5,339,000
5.5%, 3/1/2016	9,000,000	9,981,180
5.875%, 10/1/2019	10,000,000	11,324,500
6.5%, 9/1/2010	1,305,000	1,544,507
California, State University Revenue, Systemwide:
Series A, 5.0%, 11/1/2024	5,000,000	5,190,200
Series A, 5.25%, 11/1/2021 (c)	3,090,000	3,338,622
California, Statewide Community Development Authority, Certificates of Participation, 6.0%, 8/15/2017 (c)	1,000,000	1,136,590
California, Water & Sewer Revenue, Series W, 5.5%, 12/1/2014 (c)	12,000,000	13,923,480
California, Water & Sewer Revenue, Department of Water Research Center Valley Project, Series X, 5.5%, 12/1/2017 (c)	5,500,000	6,406,565
California, Water & Sewer Revenue, Metropolitan Water District of Southern California:
Series A, 5.25%, 7/1/2014	5,210,000	5,815,194
Series A, 5.25%, 3/1/2017	7,400,000	8,077,544
California, Water & Sewer Revenue, South Placer Wastewater Authority, Series A, 5.5%, 11/1/2014 (c)	2,000,000	2,318,680
California, Water & Sewer Revenue, Water Distribution, Series B, 5.25%, 7/1/2021 (c)	1,000,000	1,079,450
Capistrano, CA, School District GO, Unified School District, Improvement District No. 1, Series A, 6.25%, 8/1/2018 (c)	1,000,000	1,168,410
Carlsbad, CA, School District GO, Unified School District, Zero Coupon, 11/1/2018 (c)	3,050,000	1,589,203
Castaic Lake, CA, Water & Sewer Revenue, Water System Improvement Project, Series A, 7.25%, 8/1/2007 (c)	1,000,000	1,147,480
Center, CA, School District GO, Unified School District, Series C, Zero Coupon, 9/1/2014 (c)	2,240,000	1,480,819
Chabot-Las Positas, CA, Community College District, Election of 2004:
Series A, 5.0%, 8/1/2023	4,445,000	4,666,405
Series A, 5.0%, 8/1/2024	4,635,000	4,831,756
Chino Basin, CA, Water & Sewer Revenue, Regional Financing Authority, 5.9%, 8/1/2011 (c)	1,290,000	1,502,631
Compton, CA, Community College District, Series 2004-A, 5.25%, 7/1/2018	1,500,000	1,665,945
Contra Costa County, CA, GNMA Mortgage Backed Securities Program, AMT, ETM, 7.75%, 5/1/2022	2,715,000	3,667,042
Corona, CA, Sales & Tax Revenue, Community Facilities District, Series 90-1-A, 5.5%, 9/1/2015 (c)	9,240,000	10,646,051
Corona-Norco, CA, Sales & Tax Revenue, Unified School District Public Financing Authority, Series A, 5.75%, 9/1/2014 (c)	2,750,000	3,005,255
Del Mar, CA, Project Revenue, Race Track Authority, 6.0%, 8/15/2006	850,000	880,779
Dry Creek, CA, School District GO, Joint Elementary School District:
Series A, Zero Coupon, 8/1/2016 (c)	555,000	328,294
Series A, Zero Coupon, 8/1/2021 (c)	1,920,000	841,651
Series A, Zero Coupon, 5/1/2022 (c)	1,385,000	577,323
Encinitas, CA, State GO, Unified School District, Zero Coupon, 8/1/2017 (c)	4,000,000	2,235,680
Escondido, CA, School District GO, Unified High School District:
Zero Coupon, 5/1/2015 (c)	3,165,000	2,003,097
Zero Coupon, 5/1/2016 (c)	3,335,000	1,994,564
ETM, Zero Coupon, 11/1/2017 (c)	5,500,000	3,089,350
Zero Coupon, 11/1/2018 (c)	4,605,000	2,399,435
Escondido, CA, Unified High School District, ETM, Zero Coupon, 11/1/2020 (c)	7,000,000	3,303,650
Foothill, CA:
Series A, Prerefunded, Step-up coupon, 0% to 1/1/2005, 7.15% to 1/1/2013	975,000	1,169,961
ETM, Zero Coupon, 1/1/2018 (c)	10,000,000	5,506,800
ETM, Zero Coupon, 1/1/2020 (c)	10,000,000	4,908,700
Foothill, CA, Eastern Corridor Agency, Series A, ETM, Zero Coupon, 1/1/2020 (b)	6,100,000	2,994,307
Foothill, CA, School District GO, Zero Coupon, 8/1/2016 (c)	4,755,000	2,812,678
Foothill, CA, Transportation/Tolls Revenue, Eastern Corridor Agency:
Series A, Prerefunded, Step-up Coupon, 0.0% to 1/1/2005, 7.1% to 1/1/2011	6,000,000	7,186,020
Series A, Prerefunded, Step-up Coupon, 0.0% to 1/1/2005, 7.1% to 1/1/2014	2,875,000	3,449,885
Step-up Coupon, 0% to 7/15/2009, 5.8% to 1/15/2020 (c)	6,500,000	5,719,350
Step-up Coupon, 0% to 7/15/2009, 5.875% to 1/15/2026	5,000,000	3,896,550
Zero Coupon, 1/15/2017 (c)	5,975,000	3,208,097
Zero Coupon, 1/15/2018 (c)	6,250,000	3,148,062
Zero Coupon, 1/15/2025	10,000,000	3,031,100
Series A, Prerefunded, 6.0%, 1/1/2016	6,000,000	6,994,920
Fresno, CA, School District GO, Unified School District:
Series C, 5.9%, 2/1/2017 (c)	1,760,000	2,106,280
Series A, 6.4%, 8/1/2016 (c)	2,000,000	2,433,940
Grossmont, CA, Union High School District, Election of 2004, 5.375%, 8/1/2017	2,840,000	3,174,382
Hawthorne, CA, Special Assessment Revenue, Community Redevelopment Agency, Redevelopment Project Area 2, 6.625%, 9/1/2014	670,000	684,613
Healdsburg, CA, School District GO, Unified School District, Zero Coupon, 7/15/2014 (c)	400,000	265,884
Inglewood, CA, Public Financing Authority Revenue, Series A, 5.25%, 8/1/2021	1,000,000	1,074,280
Inland Empire, Other (GO) Lease, Solid Waste Financing Authority, Landfill Improvement Financing Project, AMT, ETM, Series B, 6.0%, 8/1/2006 (c)	1,000,000	1,080,500
Las Virgenes, CA, School District GO, Unified School District:
Series A, Zero Coupon, 11/1/2013 (c)	2,150,000	1,486,058
Series A, Zero Coupon, 11/1/2014 (c)	1,050,000	689,294
Series A, Zero Coupon, 11/1/2015 (c)	1,275,000	789,812
Zero Coupon, 11/1/2016 (c)	1,500,000	877,560
Long Beach, CA, Port Authority Revenue, AMT:
Series A, 5.75%, 5/15/2016	12,570,000	13,901,666
Series A, 6.0%, 5/15/2017 (c)	1,500,000	1,751,520
Series A, 6.0%, 5/15/2018 (c)	4,000,000	4,677,960
Long Beach, CA, Sales & Special Tax Revenue, Inverse Floater, AMT:
Rites-PA 651A, 144A, 10.432%**, 5/15/2016	4,215,000	5,610,460
Rites-PA 651B, 144A, 10.432%**, 5/15/2019	5,300,000	7,102,424
Los Angeles County, CA, Core City (GO) Lease, Convention and Exhibition Center Authority, Series A, 6.125%, 8/15/2011 (c)	1,000,000	1,178,900
Los Angeles County, CA, GO Lease, Disney Parking Project:
Zero Coupon, 9/1/2006	2,500,000	2,381,125
Zero Coupon, 3/1/2008	2,780,000	2,492,353
Los Angeles County, CA, GO Lease, Marina Del Rey, Series A, 6.5%, 7/1/2008	2,060,000	2,104,105
Los Angeles, CA, Airport Revenue, AMT:
Series A, 5.5%, 8/1/2014 (c)	6,895,000	7,627,594
Series B, 5.5%, 8/1/2016 (c)	6,500,000	7,147,660
Los Angeles, CA, Convention and Exhibition Center Authority, Certificates of Participation, Prerefunded, 9.0%, 12/1/2020	1,000,000	1,094,010
Los Angeles, CA, Core City (GO) Lease, General Services, State Building Authority, Series A, 5.6%, 5/1/2008	7,000,000	7,718,830
Los Angeles, CA, Higher Education Revenue, Unified School District, Inverse Floater, Series PA-117, 144A, 8.92%**, 1/1/2011 (c)	3,125,000	3,674,531
Los Angeles, CA, Pollution Control Revenue:
Series A, 6.0%, 6/1/2020 (c)	11,600,000	14,115,228
6.0%, 6/1/2021 (c)	2,000,000	2,431,080
Los Angeles, CA, Port Authority Revenue, Harbor Revenue, AMT, Series B, 6.25%, 8/1/2026 (c)	2,320,000	2,496,390
Los Angeles, CA, School District (GO) Lease, Unified School District, 5.625%, 7/1/2018	4,990,000	5,590,946
Los Angeles, CA, School District (GO) Lease, Unified School District, Inverse Floater:
Rites-PA 589A, 144A, 10.442%**, 7/1/2012	3,170,000	4,323,595
Rites-PA 589B, 144A, 10.442%**, 7/1/2013	1,485,000	2,047,325
Rites-PA 589C, 144A, 10.442%**, 7/1/2014	2,910,000	4,057,791
Rites-PA 589D, 144A, 10.442%**, 7/1/2015	3,560,000	5,006,784
Los Angeles, CA, State GO:
5.5%, 7/1/2014 (c)	14,340,000	16,312,610
Series E, 5.5%, 7/1/2017 (c)	5,000,000	5,646,800
Los Angeles, CA, State GO, Sanitation Distribution Financing Authority Revenue, Inverse Floater, Series 826, 144A, 8.53%**, 10/1/2021 (c)	5,950,000	6,727,665
Los Angeles, CA, Transportation/Tolls Revenue, Series B, 5.25%, 7/1/2015 (c)	11,800,000	12,990,384
Los Angeles, CA, Union School District GO, Series A, 5.375%, 7/1/2018 (c)	1,030,000	1,144,577
Lucia Mar, CA, School District GO, Series A, Zero Coupon, 8/1/2016 (c)	1,000,000	591,520
Merced, CA, School District GO, High School District:
Series A, Zero Coupon, 8/1/2014 (c)	2,045,000	1,356,694
Series A, Zero Coupon, 8/1/2015 (c)	2,090,000	1,308,632
Series A, Zero Coupon, 8/1/2016 (c)	2,140,000	1,265,853
Midpeninsula Regional Open Space District, CA, Other (GO) Lease, Zero Coupon, 9/1/2020 (c)	1,190,000	551,494
Millbrae, CA, Senior Care Revenue, Magnolia of Millbrae Project, AMT, Series A, 7.375%, 9/1/2027	3,850,000	3,922,380
Modesto, CA, (GO) Lease, Community Project, Series A, 5.6%, 11/1/2014 (c)	1,370,000	1,588,446
Modesto, CA, Electric Revenue, Irrigation District Financing Authority, Series A, 6.0%, 10/1/2015 (c)	7,000,000	7,677,670
Montebello, CA, School District GO, Unified School District, Zero Coupon, 8/1/2013 (c)	1,945,000	1,358,933
Moreno Valley, CA, Special Assessment Revenue, Towngate Community Facilities District, Special Tax:
6.5%, 12/1/2009	3,670,000	3,696,131
7.125%, 10/1/2023	2,810,000	2,815,142
Murrieta Valley, CA, School District GO, Unified School District, Series A, Zero Coupon, 9/1/2016 (c)	2,500,000	1,473,375
Northern California, Power Agency, Prerefunded, 7.0%, 7/1/2016	210,000	272,643
Oakland, CA, Port Authority Revenue, AMT, 5.75%, 11/1/2014 (c)	2,500,000	2,780,625
Palmdale, CA, School District GO, School Building Project, Zero Coupon, 10/1/2019 (c)	1,420,000	695,871
Pomona, CA, Unified School District, Series B, ETM, 6.25%, 8/1/2014 (c)	1,020,000	1,255,691
Redondo Beach, CA, Project Revenue, South Bay Center Redevelopment Project:
7.0%, 7/1/2016	1,000,000	1,061,600
7.125%, 7/1/2026	2,000,000	2,108,360
Redwood City, CA, School District GO, Elementary School District, Zero Coupon, 8/1/2017 (c)	1,635,000	913,834
Richmond, CA, Other (GO) Lease, Joint Powers Finance Authority:
5.875%, 9/1/2006	260,000	258,929
6.6%, 9/1/2016	1,000,000	981,850
Richmond, CA, Water & Sewer Revenue, Zero Coupon, 8/1/2020 (c)	2,495,000	1,155,509
Riverside County, CA, Hospital & Healthcare Revenue, Asset Leasing Corp.:
Zero Coupon, 6/1/2015 (c)	1,750,000	1,100,120
Zero Coupon, 6/1/2016 (c)	2,395,000	1,422,223
Sacramento County, CA, Resource Recovery Revenue, Sanitation District Financing Authority, Series A, 6.0%, 12/1/2014	5,000,000	5,836,150
Sacramento County, CA, Sales & Special Tax Revenue, Community Facilities District No. 1:
5.5%, 12/1/2010	1,085,000	1,156,718
6.0%, 9/1/2011	850,000	908,761
6.125%, 9/1/2014	605,000	642,153
6.3%, 9/1/2021	1,500,000	1,567,080
Sacramento, CA, Electric Revenue, Municipal Utility District:
5.25%, 8/15/2016 (c)	1,340,000	1,478,422
5.25%, 8/15/2017 (c)	1,415,000	1,561,169
Series K, 5.75%, 7/1/2018 (c)	5,170,000	6,108,665
Series G, 6.5%, 9/1/2013 (c)	1,270,000	1,527,696
Sacramento, CA, Electric Revenue, Power Authority, Cogeneration Project:
6.0%, 7/1/2022 (c)	5,000,000	5,447,000
6.375%, 7/1/2010	2,300,000	2,398,003
Sacramento, CA, Other (GO) Lease, City Financing Authority:
Series B, 5.0%, 11/1/2014	4,200,000	4,601,856
Series A, 5.4%, 11/1/2020 (c)	5,000,000	5,733,650
Sacramento, CA, Project Revenue, City Financing Authority, Convention Center Hotel, Series A, 6.25%, 1/1/2030	10,000,000	10,087,300
Sacramento, CA, Sales & Special Tax Revenue, Finance Authority, Series B, Zero Coupon, 11/1/2016 (c)	2,685,000	1,563,368
Saddleback Valley, CA, Sales & Special Tax Revenue, Unified School District, Public Financing Authority:
Series A, 6.0%, 9/1/2013 (c)	1,000,000	1,187,760
Series A, 6.0%, 9/1/2014 (c)	2,195,000	2,621,488
Series A, 6.0%, 9/1/2015 (c)	1,000,000	1,195,790
Salinas, CA, Other (GO) Lease, Capital Improvement Projects, Series A, 5.625%, 10/1/2017	2,000,000	2,113,440
Salinas, CA, School District GO, Series A, 5.375%, 6/1/2022 (c)	2,700,000	2,935,818
San Bernardino, CA, County GO, Medical Center Financing Project:
5.5%, 8/1/2017 (c)	3,965,000	4,525,374
6.0%, 8/1/2009 (c)	3,000,000	3,443,670
San Bernardino, CA, Other (REV) Lease:
Series A, 5.25%, 11/1/2013 (c)	3,115,000	3,497,864
Series A, 5.25%, 11/1/2014 (c)	2,330,000	2,608,179
San Bruno Park, CA, School District, GO:
Zero Coupon, 8/1/2014 (c)	1,010,000	670,054
Zero Coupon, 8/1/2016 (c)	1,000,000	591,520
Zero Coupon, 8/1/2017 (c)	1,000,000	558,920
Zero Coupon, 8/1/2019 (c)	1,100,000	545,710
San Diego, CA, School District GO, 5.25%, 7/1/2018 (c)	1,600,000	1,809,184
San Diego, CA, School District GO, Election of 1998:
Series B, 6.0%, 7/1/2019 (c)	3,350,000	4,074,974
Series B, 6.05%, 7/1/2018 (c)	770,000	939,446
San Diego, CA, Special Assessment Revenue, Redevelopment Agency, Horton Project, Series B, Prerefunded, 6.625%, 11/1/2017	2,000,000	2,252,600
San Francisco, CA, Airport Revenue, Airport Communication, AMT, Series 12A, 5.7%, 5/1/2014	6,795,000	7,029,495
San Francisco, CA, Airport Revenue, Inverse Floater:
Rites-PA 662B, 144A, 9.912%**, 5/1/2012	1,285,000	1,556,867
Rites-PA 662C, 144A, 9.912%**, 5/1/2013	1,365,000	1,677,449
Rites-PA 662I, 144A, 9.912%**, 5/1/2013	1,535,000	1,886,361
Rites-PA 662E, 144A, 9.931%**, 5/1/2015	1,530,000	1,867,595
Rites-PA 662H, 144A, 9.932%**, 5/1/2012	1,445,000	1,750,719
Rites-PA 662F, 144A, 10.162%**, 5/1/2016	1,625,000	1,995,321
Rites-PA 662A, 144A, 10.412%**, 5/1/2011	1,080,000	1,353,078
Rites-PA 662G, 144A, 10.434%**, 5/1/2011	1,365,000	1,710,140
Rites-PA 662D, 144A, 10.586%**, 5/1/2014	1,445,000	1,770,096
San Francisco, CA, Core City GO, 5.375%, 6/15/2017 (c)	1,540,000	1,716,438
San Francisco, CA, Sales & Special Tax Revenue, Bay Area:
5.25%, 7/1/2015 (c)	1,750,000	1,933,488
5.25%, 7/1/2016 (c)	1,150,000	1,266,909
San Joaquin Hills, CA, Transportation Corridor Agency:
ETM, Zero Coupon, 1/1/2010	1,500,000	1,267,365
ETM, Zero Coupon, 1/1/2014	3,680,000	2,532,355
ETM, 7.35%, 1/1/2005	1,500,000	1,530,720
ETM, 7.4%, 1/1/2007	6,000,000	6,778,800
San Joaquin Hills, CA, Transportation/Tolls Revenue, Transportation Corridor Agency:
Series A, Zero Coupon, 1/15/2015 (c)	12,065,000	7,717,136
Series A, Zero Coupon, 1/15/2016 (c)	3,485,000	2,106,787
Series A, Zero Coupon, 1/15/2017 (c)	3,965,000	2,265,641
Series A, Zero Coupon, 1/15/2018 (c)	2,640,000	1,423,066
Series A, Zero Coupon, 1/15/2019 (c)	3,185,000	1,616,451
San Jose, CA, Project Revenue, Finance Authority:
Series B, Zero Coupon, 11/15/2004	810,000	807,157
Series B, Zero Coupon, 11/15/2005	810,000	791,273
San Jose, CA, School District GO, Santa Clara County, Series D, 5.25%, 8/1/2016 (c)	3,060,000	3,364,990
San Jose, CA, School District GO, Unified School District:
Series A, Zero Coupon, 8/1/2015 (c)	2,570,000	1,609,180
Series A, Zero Coupon, 8/1/2017 (c)	1,350,000	754,542
San Juan, CA, San Juan Project, Series D, ETM, 6.75%, 7/1/2020 (c)	1,905,000	2,347,474
San Ysidro, CA, School District GO, 6.125%, 8/1/2021 (c)	1,400,000	1,656,578
Santa Ana, CA, Other GO, Police Administration and Holding Facility, Series A, 6.25%, 7/1/2024 (c)	2,000,000	2,449,280
Santa Clara County, CA, Hospital & Healthcare Revenue, Financing Authority, VMC Replacement Project, Series A, 7.75%, 11/15/2008 (c)	3,250,000	3,933,442
Santa Cruz County, CA, County (GO) Lease, Capital Facilities Project:
5.5%, 9/1/2017 (c)	1,005,000	1,161,639
5.5%, 9/1/2018 (c)	1,060,000	1,226,102
5.6%, 9/1/2019 (c)	1,115,000	1,303,067
5.6%, 9/1/2020 (c)	1,180,000	1,379,361
5.65%, 9/1/2024 (c)	1,445,000	1,674,119
5.65%, 9/1/2025 (c)	1,520,000	1,750,235
5.65%, 9/1/2026 (c)	1,605,000	1,835,446
Santa Cruz County, CA, Multi Family Housing Revenue, Housing Authority, Series A, 7.75%, 7/1/2023	315,000	315,664
Santa Margarita/Dana Point, CA, Special Assessment Revenue, Improvement District Authority:
Series B, 7.25%, 8/1/2012 (c)	3,675,000	4,654,645
Series B, 7.25%, 8/1/2013 (c)	3,400,000	4,362,608
Santa Margarita/Dana Point, CA, Special Assessment Revenue, Improvement District Authority 1-2-2A and 8, Series A, 7.25%, 8/1/2006 (c)	465,000	513,574
Santa Margarita/Dana Point, CA, Special Assessment Revenue, Improvement District Authority 3, 3A, 4 and 4A, Series B, 7.25%, 8/1/2005 (c)	2,895,000	3,045,858
Santaluz, CA, Sales & Special Tax Revenue, Santaluz Community Facilities No. 2:
6.25%, 9/1/2021	1,995,000	2,048,326
6.375%, 9/1/2030	3,985,000	4,065,378
6.375%, 9/1/2030	995,000	1,012,323
South Tahoe, CA, Electric Revenue, Joint Powers Finance Authority, Series A, 7.3%, 10/1/2007	6,500,000	6,532,630
Southern California, Electric Revenue, Public Power Authority, Power Project, 6.75%, 7/1/2010	6,000,000	7,077,660
Southern California, Electric Revenue, Public Power Authority, Transmission Project, Zero Coupon, 7/1/2015	2,000,000	1,243,520
Southern California, Single Family Housing Revenue, Home Finance Authority, AMT, Series A, 6.75%, 9/1/2022	35,000	35,013
Southern California, Water & Sewer Revenue, Metropolitan Water District, Series A, 5.75%, 7/1/2021	1,120,000	1,318,240
Stockton, CA, Special Assessment Revenue, Community Facilities District, Brookside Estates, 6.2%, 8/1/2015	2,000,000	2,091,900
Tahoe Truckee, CA, School District GO, Unified School District Capital Improvement, Series A, Zero Coupon, 8/1/2022 (c)	3,600,000	1,483,452
Temple City, CA, School District GO, Series A, Zero Coupon, 8/1/2015 (c)	1,250,000	782,675
Tustin, CA, Sales & Special Tax Revenue, Prerefunded, 6.375%, 9/1/2035	2,000,000	2,355,120
Tustin, CA, School District (GO) Lease, 6.25%, 9/1/2021	750,000	879,600
Ukiah, CA, School District GO, Unified School District, Zero Coupon, 8/1/2016 (c)	2,000,000	1,183,040
Watsonville, CA, Watsonville Community Hospital, Series A, ETM, 5.95%, 7/1/2007	1,135,000	1,255,378
West Covina, CA, Sales & Special Tax Revenue, Fashion Plaza, 5.75%, 9/1/2009	865,000	973,445
		819,235,295
Puerto Rico 13.4%
Puerto Rico, Electric Revenue, Electric Power Authority:
Series JJ, 5.375%, 7/1/2017 (c)	10,605,000	12,212,612
Series KK, 5.5%, 7/1/2016 (c)	10,000,000	11,696,100
5.5%, 7/1/2018 (c)	3,665,000	4,293,584
5.5%, 7/1/2019 (c)	2,690,000	3,152,869
Puerto Rico, Electric Revenue, Electric Power Authority, Inverse Floater, Rites-PA 1044, 144A, 17.84%**, 7/1/2015 (c)	6,250,000	10,491,000
Puerto Rico, Industrial Development Revenue, Industrial Tourist Educational, Medical & Environmental Central Facilities:
Series A, 5.625%, 7/1/2014 (c)	2,075,000	2,356,681
Series A, 5.625%, 7/1/2015 (c)	2,190,000	2,489,789
Series A, 5.625%, 7/1/2016 (c)	2,215,000	2,511,899
5.625%, 7/1/2017 (c)	2,345,000	2,659,324
Puerto Rico, Sales & Special Tax Revenue, Commonwealth Infrastructure Finance Authority, Series A, 5.5%, 10/1/2020	2,000,000	2,194,960
Puerto Rico, Sales & Special Tax Revenue, Highway and Transportation Authority:
Series Z, 6.0%, 7/1/2018 (c)	7,250,000	8,861,095
Series Y, 6.25%, 7/1/2014 (c)	3,000,000	3,684,030
Series Z, 6.25%, 7/1/2014 (c)	1,000,000	1,228,010
Series A, 6.25%, 7/1/2016 (c)	750,000	928,223
Puerto Rico, Sales & Special Tax Revenue, Inverse Floater, Rites-PA620 B, 144A, 10.461%**, 7/1/2014 (c)	5,000,000	7,073,500
Puerto Rico, Sales & Special Tax Revenue, Municipal Finance Agency, Inverse Floater:
Rites-PA 944B, 144A, 9.481%**, 7/1/2016 (c)	6,625,000	8,879,222
Rites-PA 645B, 144A, 9.96%**, 8/1/2013 (c)	2,395,000	3,073,192
Rites-PA 645C, 144A, 10.231%**, 8/1/2014 (c)	2,500,000	3,226,500
Rites-PA 645D, 144A, 10.481%**, 8/1/2015 (c)	2,225,000	2,894,703
Puerto Rico, State GO:
5.5%, 7/1/2015 (c)	4,960,000	5,801,414
5.65%, 7/1/2015 (c)	1,000,000	1,176,020
6.5%, 7/1/2015 (c)	4,000,000	5,018,440
Puerto Rico, State GO, Public Building Authority, Series A, ETM, 6.25%, 7/1/2013 (c)	1,000,000	1,215,410
Puerto Rico, Transportation/Tolls Revenue, Highway and Transportation Authority, Series E, 5.5%, 7/1/2020 (b) (c)	14,155,000	16,563,190
Puerto Rico, Water & Sewer Revenue, Public Finance Corp., Series A, 5.5%, 8/1/2015 (c)	3,455,000	3,967,100
		127,648,867
Virgin Islands 0.9%
Virgin Islands, Sales & Special Tax Revenue, Public Finance Authority, Series A, 6.5%, 10/1/2024	7,500,000	8,557,875
Total Investment Portfolio - 100.0% (Cost $864,443,522) (a)		955,442,037

** Inverse floating rate notes are derivative debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Investments in this type of security involve special risks as compared to investments in a fixed rate municipal security. These securities, amounting to $119,910,559 and aggregating 12.5% of net assets, are shown at their current rate as of August 31, 2004.
(a) The cost for federal income tax purposes was $863,853,234. At August 31, 2004, net unrealized appreciation for all securities based on tax cost was $91,588,803. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $93,030,990 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,442,187.
(b) At August 31, 2004, this security has been pledged to cover in whole or in part, initial margin requirements for open futures contracts.
(c) Bond is insured by one of these companies:
Insurance Coverage		As a % of Total Investment Portfolio
AMBAC	AMBAC Assurance Corp.	6.4
FGIC	Financial Guaranty Insurance Company	11.0
FSA	Financial Security Assurance	12.6
MBIA	Municipal Bond Investors Assurance	28.3
RADIAN	RADIAN Asset Assurance Incorporated	1.1
XLCA	Xl Capital Assurance Incorporated	1.3

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized by US Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

144A: Security exempt from registration under 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

At August 31, 2004, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 year CBT Swap Future	9/13/2004	193	20,189,959	21,453,156	(1,263,197)

The accompanying notes are an integral part of the financial statements.

At August 31, 2004, open interest rate swaps were as follows:

Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Unrealized Appreciation/ (Depreciation) ($)
10/13/2004 10/13/2016	18,500,000++	Fixed - 4.051%	Floating - BMA	(614,200)
10/13/2004 10/13/2016	44,000,000++++	Fixed - 4.061%	Floating - BMA	(1,548,800)
1/27/2005 1/27/2015	21,500,000+	Fixed - 5.175%	Floating - LIBOR	(703,050)
12/14/2004 12/14/2016	16,500,000++	Fixed - 5.688%	Floating - LIBOR	(1,199,550)
2/25/2005 2/25/2017	12,300,000++	Fixed - 5.143%	Floating - LIBOR	(190,650)
1/18/2005 1/18/2015	21,000,000++	Fixed - 5.135%	Floating - LIBOR	(648,900)
12/9/2004 12/9/2016	14,000,000++	Fixed - 5.686%	Floating - LIBOR	(1,022,000)
12/16/2004 12/16/2016	18,000,000++	Fixed - 5.737%	Floating - LIBOR	(1,386,000)
2/22/2005 2/22/2017	13,500,000++++	Fixed - 5.135%	Floating - LIBOR	(209,250)
1/25/2005 1/25/2015	21,500,000++	Fixed - 5.084%	Floating - LIBOR	(561,150)
Total net unrealized depreciation on open interest rate swaps				(8,083,550)

Counterparties

+ Citibank, N.A.
++ Goldman, Sachs & Co.
++ JPMorgan Chase Bank
++++ Lehman Brothers, Inc.
BMA: Represents the Bond Market Association
LIBOR: Represents the London InterBank Offered Rate

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of August 31, 2004
Assets
Investments in securities, at value (cost $864,443,522)	$ 955,442,037
Cash	104,304
Receivable for investments sold	1,971,900
Interest receivable	11,804,057
Receivable for Fund shares sold	57,339
Due from Advisor	12,730
Other assets	24,707
Total assets	969,417,074
Liabilities
Notes payable	2,199,697
Dividends payable	678,620
Payable for Fund shares redeemed	750,340
Payable for daily variation margin on open future contracts	114,578
Net unrealized depreciation on interest rate swaps	8,083,550
Accrued management fee	444,327
Other accrued expenses and payables	301,067
Total liabilities	12,572,179
Net assets, at value	$ 956,844,895
Net Assets
Net assets consist of: Undistributed net investment income	429,094
Net unrealized appreciation (depreciation) on: Investments	90,998,515
Futures	(1,263,197)
Interest rate swaps	(8,083,550)
Accumulated net realized gain (loss)	(3,442,048)
Paid-in capital	878,206,081
Net assets, at value	$ 956,844,895

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2004 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($651,986,914 / 86,145,094 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.57
Maximum offering price per share (100 / 95.5 of $7.57)	$ 7.93
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($15,891,437 / 2,095,392 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 7.58
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($8,387,896 / 1,115,198 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 7.52
Class S Net Asset Value, offering and redemption price per share ($280,578,648 / 37,134,802 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.56

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended August 31, 2004
Investment Income
Income: Interest	$ 51,468,539
Expenses: Management fee	5,195,009
Administrative fee	84,131
Distribution service fees	1,615,739
Services to shareholders	460,000
Custodian fees	41,432
Auditing	44,620
Legal	28,560
Trustees' fees and expenses	74,458
Reports to shareholders	33,760
Registration fees	24,020
Other	41,888
Total expenses, before expense reductions	7,643,617
Expense reductions	(31,202)
Total expenses, after expense reductions	7,612,415
Net investment income	43,856,124
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	7,375,717
Futures	(747,489)
Interest rate swaps	3,781,217
10,409,445
Net unrealized appreciation (depreciation) during the period on: Investments	32,137,559
Futures	(7,140,674)
Interest rate swaps	(15,525,450)
9,471,435
Net gain (loss) on investment transactions	19,880,880
Net increase (decrease) in net assets resulting from operations	$ 63,737,004

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended August 31,
	2004	2003
Operations: Net investment income	$ 43,856,124	$ 46,681,922
Net realized gain (loss) on investment transactions	10,409,445	(6,465,978)
Net unrealized appreciation (depreciation) on investment transactions during the period	9,471,435	(26,725,360)
Net increase (decrease) in net assets resulting from operations	63,737,004	13,490,584
Distributions to shareholders from: Net investment income: Class A	(29,226,548)	(31,544,865)
Class B	(734,293)	(1,020,556)
Class C	(318,257)	(283,336)
Class S	(13,719,344)	(14,307,863)
Fund share transactions: Proceeds from shares sold	65,450,338	83,028,817
Reinvestment of distributions	27,557,652	28,320,518
Cost of shares redeemed	(162,597,746)	(148,661,108)
Net increase (decrease) in net assets from Fund share transactions	(69,589,756)	(37,311,773)
Increase (decrease) in net assets	(49,851,194)	(70,977,809)
Net assets at beginning of period	1,006,696,089	1,077,673,898
Net assets at end of period (including undistributed net investment income of $429,094 and $597,933, respectively)	$ 956,844,895	$ 1,006,696,089

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended August 31,	2004	2003	2002[a]	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 7.42	$ 7.66	$ 7.60	$ 7.30	$ 7.10
Income from investment operations:
Net investment income	.33	.34	.34	.35	.34
Net realized and unrealized gain (loss) on investment transactions	.15	(.24)	.05	.30	.20
Total from investment operations	.48	.10	.39	.65	.54
Less distributions from: Net investment income	(.33)	(.34)	(.33)	(.35)	(.34)
Net asset value, end of period	$ 7.57	$ 7.42	$ 7.66	$ 7.60	$ 7.30
Total Return (%)[b]	6.59	1.27	5.43	9.15	7.97
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	652	677	720	753	767
Ratio of expenses before expense reductions (%)	.81	.79	.81	.88[c]	.85
Ratio of expenses after expense reductions (%)	.81	.79	.81	.87[c]	.84
Ratio of net investment income (%)	4.42	4.40	4.55	4.69	4.98
Portfolio turnover rate (%)	25	33	24	26	57
[a] As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $.001, decrease net realized and unrealized gain (loss) per share by $.001, and increase the ratio of net investment income to average net assets from 4.54% to 4.55%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
[b] Total return does not reflect the effect of any sales charges.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .87% and .86%, respectively.

Class B
Years Ended August 31,	2004	2003	2002[a]	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 7.43	$ 7.67	$ 7.61	$ 7.31	$ 7.11
Income from investment operations:
Net investment income	.28	.27	.28	.29	.29
Net realized and unrealized gain (loss) on investment transactions	.15	(.24)	.05	.30	.20
Total from investment operations	.43	.03	.33	.59	.49
Less distributions from: Net investment income	(.28)	(.27)	(.27)	(.29)	(.29)
Net asset value, end of period	$ 7.58	$ 7.43	$ 7.67	$ 7.61	$ 7.31
Total Return (%)[b]	5.94[c]	.40	4.51	8.28	7.14
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16	24	30	33	33
Ratio of expenses before expense reductions (%)	1.63	1.65	1.65	1.70[d]	1.64
Ratio of expenses after expense reductions (%)	1.52	1.65	1.65	1.69[d]	1.63
Ratio of net investment income (%)	3.71	3.54	3.71	3.87	4.19
Portfolio turnover rate (%)	25	33	24	26	57
[a] As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $.001, decrease net realized and unrealized gain (loss) per share by $.001, and increase the ratio of net investment income to average net assets from 3.70% to 3.71%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.69% and 1.69%, respectively.

Class C
Years Ended August 31,	2004	2003	2002[a]	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 7.37	$ 7.62	$ 7.55	$ 7.26	$ 7.05
Income from investment operations:
Net investment income	.28	.27	.27	.29	.29
Net realized and unrealized gain (loss) on investment transactions	.14	(.25)	.06	.29	.21
Total from investment operations	.42	.02	.33	.58	.50
Less distributions from: Net investment income	(.27)	(.27)	(.26)	(.29)	(.29)
Net asset value, end of period	$ 7.52	$ 7.37	$ 7.62	$ 7.55	$ 7.26
Total Return (%)[b]	5.82[c]	.20	4.56	8.19	7.34
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	8	7	10	5
Ratio of expenses before expense reductions (%)	1.60	1.69	1.69	1.72[d]	1.64
Ratio of expenses after expense reductions (%)	1.56	1.69	1.69	1.69[d]	1.63
Ratio of net investment income (%)	3.67	3.50	3.67	3.85	4.19
Portfolio turnover rate (%)	25	33	24	26	57
[a] As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $.001, decrease net realized and unrealized gain (loss) per share by $.001, and increase the ratio of net investment income to average net assets from 3.66% to 3.67%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.69% and 1.69%, respectively.

Class S
Years Ended August 31,	2004	2003	2002[a]	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 7.42	$ 7.66	$ 7.60	$ 7.32
Income from investment operations: Net investment income	.35	.35	.35	.07
Net realized and unrealized gain (loss) on investment transactions	.15	(.24)	.05	.28
Total from investment operations	.50	.11	.40	.35
Less distributions from: Net investment income	(.36)	(.35)	(.34)	(.07)
Net asset value, end of period	$ 7.56	$ 7.42	$ 7.66	$ 7.60
Total Return (%)	6.81	1.36	5.56	4.83**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	281	298	321	325
Ratio of expenses before expense reductions (%)	.61	.68	.68	.70*
Ratio of expenses after expense reductions (%)	.61	.68	.68	.68*
Ratio of net investment income (%)	4.62	4.51	4.68	4.72*
Portfolio turnover rate (%)	25	33	24	26
[a] As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $.001, decrease net realized and unrealized gain (loss) per share by $.001, and increase the ratio of net investment income to average net assets from 4.67% to 4.68%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
[b] For the period from June 18, 2001 (commencement of operations of Class S shares) to August 31, 2001.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder California Tax-Free Income Fund (the "Fund") is a non-diversified series of Scudder State Tax-Free Income Series (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Class S shares of the Fund are generally not available to new investors and are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Swap Agreements. The Fund may enter into interest rate swap transactions to reduce the interest rate risk inherent in the Fund's underlying investments. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation. The payment obligations would be based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by the counterparty and the change in value is recorded as unrealized appreciation or depreciation.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At August 31, 2004, the Fund had a net tax basis capital loss carryforward of approximately $3,260,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2008 ($1,960,000) and August 31, 2009 ($1,300,000), the respective expiration dates, whichever occurs first, which may be subject to certain limitations under Sections 382-384 of the Internal Revenue Code.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2004 the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed tax-exempt income	$ 1,108,320
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (3,260,000)
Net unrealized appreciation (depreciation) on investments	$ 91,588,803

In addition, during the years ended August 31, 2004 and August 31, 2003, the tax character of the distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended August 31,
	2004	2003
Distributions from tax-exempt income	$ 43,957,280	$ 47,156,620
Distributions from ordinary income*	$ 41,162	$ -

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expense of the Trust arising in connection with a specific Fund are allocated to that Fund. Other expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended August 31, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $245,691,706 and $324,101,363, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"),an indirect wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.55% of the first $250,000,000 of the Fund's average daily net assets, 0.52% of the next $750,000,000 of such net assets, 0.50% of the next $1,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.45% of the next $2,500,000,000 of such net assets, 0.43% of the next $2,500,000,000 of such assets, 0.41% of the next $2,500,000,000 of such assets and 0.40% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended August 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.53% of the Fund's average daily net assets.

For the year ended August 31, 2004, the Advisor has agreed to reimburse the Fund $5,616 for expenses.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) such as transfer agent, custody, legal and audit, in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.075%, 0.125%, 0.175% and 0.15% of average daily net assets for Class A, B, C and S shares, respectively, computed and accrued daily and payable monthly.

The Administrative Agreement between the Advisor and the Fund terminated on September 30, 2003 and effective October 1, 2003, the Fund directly bears the cost of those expenses formerly covered under the Administrative Agreement.

For the period September 1, 2003 to September 30, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated
Class A	$ 43,592
Class B	2,448
Class C	1,180
Class S	36,911
$ 84,131

Effective October 1, 2003 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.80% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees, and organizational and offering expenses).

In addition to the contractual expense limitation described above, for the period October 1, 2003 through August 31, 2004, the Fund's Advisor, accounting agent, principal underwriter and administrator, and transfer agent have each contractually agreed to limit their respective fees or reimburse expenses to the extent necessary to maintain the Fund's operating expenses at 1.51% and 1.55% for Class B and C shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest).

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying agent and shareholder service agent for Class A, B and C shares of the Fund. Scudder Service Corporation ("SSC"), also an affiliate of the Advisor, is the transfer, dividend-paying agent and shareholder services agent for Class S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC, SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC and SSC, not by the Fund. For the period October 1, 2003 through August 31, 2004, the amount charged to the Fund by SISC and SSC was as follows:

Service Provider Fee	Total Aggregated	Not Imposed	Unpaid at August 31, 2004
Class A	$ 242,600	$ -	$ 105,400
Class B	14,168	14,168	-
Class C	3,732	3,222	-
Class S	81,352	-	868
	$ 341,852	$ 17,390	$ 106,268

Prior to September 30, 2003, the fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended August 31, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2004
Class B	$ 151,278	$ 10,048
Class C	65,395	5,400
	$ 216,673	$ 15,448

In addition, SDI provides information and administrative services ("Service Fee") to the Fund at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Not Imposed	Unpaid at August 31, 2004	Effective Rate
Class A	$ 1,333,492	$ -	$ 119,995.20%
Class B	46,392	7,721	-	.19%
Class C	19,182	-	1,584.22%
	$ 1,399,066	$ 7,721	$ 121,579

Underwriting and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2004 aggregated $43,817. There were no underwriting commissions paid in connection with the distributions of Class C shares for the year ended August 31, 2004.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended August 31, 2004, the CDSC for Class B and C shares was $69,742 and $1,107, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended August 31, 2004, SDI received $6,205.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended August 31, 2004, the Fund's custodian fee was reduced by $475 for custody credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. At the end of the period, $2,199,697 was outstanding. Interest expense incurred on the borrowings amounted to $6,618 for the year ended August 31, 2004. The average dollar amount of the borrowings was $3,062,500 and the weighted average interest rate on these borrowings was 1.54%.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2004		Year Ended August 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	6,441,885	$ 48,061,852	7,490,519	$ 56,924,491
Class B	132,529	1,007,486	500,594	3,826,711
Class C	198,684	1,497,810	440,348	3,345,226
Class S	1,966182	14,883,190	2,489,976	18,932,389
		$ 65,450,338		$ 83,028,817
Shares issued to shareholders in reinvestment of distributions
Class A	2,363,674	$ 17,836,053	2,376,225	$ 18,047,811
Class B	63,947	480,491	84,307	641,301
Class C	28,103	210,885	25,743	194,362
Class S	1,197,172	9,030,223	1,242,958	9,437,044
		$ 27,557,652		$ 28,320,518
Shares redeemed
Class A	(13,917,932)	$ (104,461,895)	(12,570,394)	$ (95,478,766)
Class B	(1,319,779)	(9,962,220)	(1,267,002)	(9,639,950)
Class C	(187,989)	(1,405,218)	(284,857)	(2,126,137)
Class S	(6,207,140)	(46,768,413)	(5,444,922)	(41,416,255)
		$ (162,597,746)		$ (148,661,108)
Net increase (decrease)
Class A	(5,112,373)	$ (38,563,990)	(2,703,650)	$ (20,506,464)
Class B	(1,123,303)	(8,474,243)	(682,101)	(5,171,938)
Class C	38,798	303,477	181,234	1,413,451
Class S	(3,043,786)	(22,855,000)	(1,711,988)	(13,046,822)
		$ (69,589,756)		$ (37,311,773)

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Trustees of Scudder State Tax-Free Income Series and Shareholders of Scudder California Tax-Free Income Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Scudder California Tax-Free Income Fund (the "Fund") (one of the series of the Scudder State Tax-Free Income Series (the "Trust")), as of August 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder California Tax-Free Income Fund, a series of the Scudder State Tax-Free Income Series, at August 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts October 26, 2004	/s/ Ernst & Young LLP

Tax Information (Unaudited)

Of the dividends paid from net investment income of the Fund for the taxable year ended August 31, 2004, 99.9% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of August 31, 2004. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairman, 2004-present Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co.; Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.	85
John W. Ballantine (1946) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company).	85
Lewis A. Burnham (1933) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation.	85
Donald L. Dunaway (1937) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994).	85
James R. Edgar (1946) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products).	85
Paul K. Freeman (1950) Trustee, 2002-present	President, Cook Street Holdings (consulting); Senior Visiting Research Scholar, Graduate School of International Studies, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998).	85
Robert B. Hoffman (1936) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm).	85
Fred B. Renwick (1930) Trustee, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business (2001-present); formerly, Professor, New York University Stern School of Business (1965-2001). Directorships: The Wartburg Foundation; Chairman, Finance Committee of Morehouse College Board of Trustees; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; member of the Investment Committee of Atlanta University Board of Trustees; Chair of the Investment Committee, American Bible Society Board of Trustees.	85
John G. Weithers (1933) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems.	85

Interested Trustee and Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
William N. Shiebler[3] (1942) Trustee, 2004-present	Chief Executive Officer in the Americas for Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999)	139
Julian F. Sluyters[4,7] (1960) President and Chief Executive Officer, 2004-present	Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management
n/a
Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director, Deutsche Asset Management	n/a
Kenneth Murphy[5] (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a
Paul H. Schubert[4,7] (1963) Chief Financial Officer, 2004-present	Managing Director, Deutsche Asset Management (2004-present); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004)	n/a
Charles A. Rizzo[5] (1957) Treasurer, 2002-present	Managing Director, Deutsche Asset Management (April 2004-present); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
John Millette[5] (1962) Secretary, 2001-present	Director, Deutsche Asset Management	n/a
Lisa Hertz[4] (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a
Daniel O. Hirsch[6] (1954) Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director, Deutsche Asset Management	n/a
Kevin M. Gay[5] (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management	n/a
Salvatore Schiavone[5] (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
3 Address: 280 Park Avenue, New York, New York
4 Address: 345 Park Avenue, New York, New York
5 Address: Two International Place, Boston, Massachusetts
6 Address: One South Street, Baltimore, Maryland
7 Effective September 30, 2004, Mr. Sluyters and Mr. Schubert were elected as President of the fund and Chief Financial Officer of the fund, respectively.

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	KCTAX	KCTBX	KCTCX
CUSIP Number	811-204106	811-204502	811-204601
Fund Number	9	209	309

For shareholders of Class S

Automated Information Lines	SAIL™ (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site	myScudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site - myScudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	SDCSX
Fund Number	409

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period,  August 31, 2004,  Scudder  State  Tax-Free  Income
Series has adopted a code of ethics,  as defined in Item 2 of Form  N-CSR,  that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr.
Donald L. Dunaway. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        SCUDDER CALIFORNIA TAX FREE FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The  following  table  shows the  amount of fees that  Ernst  &  Young,  LLP
("E&Y"),  the Fund's auditor,  billed to the Fund during the Fund's last two fiscal years. For engagements with E&Y entered into on or after May 6, 2003, the Audit  Committee  approved  in  advance  all audit  services  and  non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
   Fiscal Year    Audit Fees     Audit-Related      Tax Fees       All Other
      Ended         Billed        Fees Billed       Billed to     Fees Billed
    August 31,     to Fund         to Fund            Fund          to Fund
--------------------------------------------------------------------------------
2004                $40,904          $0              $7,218           $0
--------------------------------------------------------------------------------
2003                $37,971          $0              $6,614           $0
--------------------------------------------------------------------------------

The above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The  following  table  shows the amount of fees  billed by  E&Y to  Deutsche
Investment Management Americas,  Inc. ("DeIM" or the "Adviser"),  and any entity
controlling,   controlled  by  or  under  common  control  with  DeIM  ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"),  for  engagements  directly  related  to the Fund's  operations  and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                   Audit-Related            Tax Fees           All Other Fees
   Fiscal          Fees Billed to          Billed to             Billed to
    Year            Adviser and            Adviser and         Adviser and
    Ended         Affiliated Fund        Affiliated Fund      Affiliated Fund
  August 31,     Service Providers      Service Providers    Service Providers
--------------------------------------------------------------------------------
2004                  $133,500                 $0                    $0
--------------------------------------------------------------------------------
2003                  $325,700                 $0                    $0
--------------------------------------------------------------------------------

The  "Audit-Related  Fees"  were  billed for  services  in  connection  with the assessment of internal controls and additional related procedures.

                                       1

                               Non-Audit Services

The  following  table shows the amount of fees that  E&Y  billed  during the
Fund's last two fiscal years for non-audit  services.  For  engagements  entered into on or after May 6, 2003,  the Audit  Committee  pre-approved  all non-audit services that E&Y  provided to the Adviser and any  Affiliated  Fund Service
Provider that related directly to the Fund's operations and financial reporting.
The Audit Committee  requested and received  information  from E&Y about any non-audit  services that E&Y  rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee  considered this information in evaluating E&Y's independence.

--------------------------------------------------------------------------------
                               Total Non-Audit
                               Fees billed to
                                Adviser and
                              Affiliated Fund       Total Non-Audit
                             Service Providers      Fees billed to
                               (engagements           Adviser and
                Total        related directly       Affiliated Fund
               Non-Audit     to the operations          Service
                 Fees          and financial           Providers
  Fiscal       Billed to         reporting            (all other       Total of
   Year          Fund          of the Fund)           engagements)     (A), (B)
   Ended
 August 31,       (A)               (B)                 (C)             and (C)
--------------------------------------------------------------------------------
2004             $7,218           $0                  $597,354          $604,572
--------------------------------------------------------------------------------
2003             $6,614           $0                 $4,196,492       $4,203,106
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management and process improvement initiatives for DeIM and other related entities that provide support for the operations of the fund.

                                       2

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

Fund management has previously identified a significant deficiency relating to the overall fund expense payment and accrual process. This matter relates primarily to a bill payment processing issue. There was no material impact to shareholders, fund net asset value, fund performance or the accuracy of any fund's financial statements. Fund management discussed this matter with the
Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder California Tax-Free Income Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               October 28, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder California Tax-Free Income Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               October 28, 2004

By:                                 /s/Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               October 28, 2004